Exhibit 10.1

AMENDMENT TO

[_____] Promissory NOTE

This Amendment (this “Amendment”) to [___] Promissory Note dated as of [____] (the “Note”) is entered into as of April __, 2024 by and among Sow Good Inc., a Delaware corporation (the “Company”) and [_____] (“Holder”). The Company and Holder are sometimes collectively referred to herein as the “Parties.” Unless otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

RECITALS

WHEREAS, Holder would like to reduce the principal amount of the Note to pay for the exercise of certain warrants of Holder;

WHEREAS, the Company is seeking a waiver of any default under the Note for any lack of payment of interest required by the terms of the Note;

WHEREAS, and the Parties hereto wish to amend and modify the Note in furtherance thereof; and

WHEREAS, Section 5 of the Note provides that the Note may be amended only by the written consent of the Company and the Required Note Holders (as defined in the Note).

AGREEMENTS

NOW THEREFORE, the Parties agree as follows:

1.
Effective immediately as of the date hereof, a portion of the principal amount of the Note shall be prepayed by the Company and the Note shall be deemed modified as, and to the fullest extent, necessary to reduce the outstanding principal amount of the Note to $[____].

2.
Holder waives any default that may have occurred due to the nonpayment of interest under Section 2 of the Note (without waiving the obligation for the Company to pay such accrued and unpaid interest in the future, but in no instance later than the Maturity Date).
3.
All other provisions, rights and obligations set forth in the Note shall remain unchanged

4.
This Amendment may be executed in any number of counterparts (including, without limitation, facsimile counterparts), each which will be deemed an original, and all of which together shall constitute one instrument.

5.
This Amendment, together with the Note, constitutes the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.

[Signatures appear on following page]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

SOW GOOD Inc.

By:

Name: Claudia Goldfarb

Title: Chief Executive Officer

Signature Page to Amendment to

Promissory Note

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

[HOLDER]

By:

Name:

Title:

Signature Page to Amendment to

Promissory Note